PRO-DEX, INC.

SECOND AMENDED AND RESTATED DIRECTORS’ STOCK OPTION PLAN

            This Second Amended and Restated Directors’ Stock Option Plan (the “Plan”) adopted by Pro-Dex, Inc. (the “Company”) on May 25, 1994, and amended the 27th day of February 1996, is amended this 4th day of December, 2007.

1.         Definitions.

Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

Board:     The Board of Directors of Pro-Dex, Inc.

Code:      The Internal Revenue Code of 1986, as amended.

Common Stock:    The no par value common stock of Pro-Dex, Inc.

Company:         Pro-Dex, Inc., a corporation incorporated under the laws of

California, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

                        Date of Grant:    The date on which an Option (see below) is granted under the Plan.

                        Fair Market Value:   If, at any time an Option is granted under the Plan, the Company’s Common Stock is publicly traded,  Fair Market Value shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (a) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (b) the last reported sale price (on that date) of the Common Stock on an established securities market, if the stock is not then traded on a national securities exchange; or (c) the closing bid price (or average of bid prices) last quoted (on that date) by an established securities market or quotation service for over-the-counter securities, if the last sale price is not reported for the stock on the service or market on which the stock is quoted.  However, if the Common Stock is not publicly-traded at the time an Option is granted under the Plan, Fair Market Value shall be as determined in good faith by the Board after such consultation with outside legal, accounting and other experts as the Board may deem advisable, provided that such valuation shall take into account all available information material to the value of the company, including but not limited to the value of the tangible and intangible assets of the company, the present value of its anticipated future cash flows, the market value of the stock or equity interests in other entities engaged in substantially the same business, recent arm’s length transactions involving the sale of such stock, and other relevant factors.

                        Nonemployee Director: A person who is a member of the Board of Directors and who is not an employee of the Company.

                        Option:   The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below

                       Option Agreement:     The written agreement (including any amendments or supplements thereto) between the Company and a Nonemployee Director designating the terms and conditions of an Option.

                        Option Shares:  The shares of Common Stock underlying an Option granted to an Employee.

                        Optionee:     A Nonemployee Director who has been granted an Option.

2.         Purpose and Scope.

(a)    The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Nonemployee Directors, whose participation and guidance contribute to the successful operation of the Company, and affording them an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b)  This Plan authorizes that Options be granted to Nonemployee Directors according to the formula set forth in Section 3 of this Plan.

3.         Operation of the Plan.

(a) Grant of Options:  Amount and Timing.  Options to purchase 20,000 in shares of Common Stock shall be granted under the Plan to each Nonemployee Director at the later to occur of (i) the date this Plan is adopted by the Company’s shareholders, or (ii) the date he or she is first elected or appointed a Nonemployee Director of the Company.  In addition, effective on the second and third anniversary dates of commencement of service on the Board, options to purchase an additional 15,000 shares shall automatically be granted to the Optionee provided that, at that time, he or she is a Nonemployee Director.  All Options shall be exercisable only as set forth in Sections 3(c) and 6 below and shall be subject to the other terms and conditions set forth in this Plan or otherwise established by the Company.

(b) Option Purchase Price.  The exercise price for each Option Share shall be the Fair Market Value of the Company’s Common Stock on the Date of Grant.

 (c)  Term.  Each Option shall expire ten years after the Date of Grant,  except that an Option will expire, if not exercised, 90 days after the Optionee ceases to be a director of the Company. In no event shall an Option be extended beyond the initial ten year term unless said extension is granted at a time when the exercise price of the Option does not equal or exceed the Fair Market Value of the stock that could be purchased pursuant to the Option.

(d)    Amendments.    This Plan may be changed or modified from time to time provided, however, that, (A) no such change or modification shall impair any Option previously granted under the Plan; (B) the provisions relating to the amount, price and timing of the Options shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder; and (C) the approval by the affirmative vote of the holders of a majority of shares of the Company’s securities present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado, shall be required for any amendment which would do any of the following:

(i)      modify the eligibility requirements for receiving Options under the Plan;

(ii)     except as provided in Section 8 relative to capital changes, the number of shares purchasable pursuant to the granting of any Option hereunder or the exercise price of each Option;

(iii)    the maximum term of Options granted;

                        (iv)    the minimum price at which Options may be granted;

(v)           the dollar amount pursuant to which Options may be granted at any one time;

(vi)     the timing of Option Grants; or

(vii)    the term of the Plan.

4.           Number of Shares.

            The Board is authorized to appropriate, issue and sell for the purposes of the Plan, an aggregate maximum of 500,000 shares of Common Stock, including both treasury and newly issued shares, or the number and kind of shares of stock or other securities which in accordance with Section 8 shall be substituted for the 500,000 shares or into which such 500,000 shares shall be adjusted.  All or any unsold shares subject to an Option that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to other Options granted under the Plan.

5.      Eligibility.

Options shall be granted under the Plan only to Nonemployee Directors provided that any Nonemployee Director may waive his right to participate in the Plan.

6.      Exercise of Options.

(a)       Each Option granted pursuant to this Plan shall be exercisable in full commencing six months after the Date of Grant.

(b)       Except as otherwise provided in Section 9, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option.

(c)       Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares as set forth in Section 7 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

(d)       No Option may be exercised, and no Option Shares may be sold, transferred or otherwise disposed of for a period of at least six months following the Date of Grant of the Option.

7.            Payment for Option Shares.

              Upon exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier’s check.  For any single purchase by an Optionee of Option Shares at a total purchase price in excess of $2,000, the Company, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by (a) delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee (“Previously Owned Shares”) with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash; (b) having shares withheld from the amount of shares to be received by the Optionee; (c) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares to be purchased within one year of the date of such exercise; or (d) complying with any other payment mechanism as the Company may approve from time to time.  Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise.  This period (the “Holding Period”) may be extended by the Company acting in its sole discretion as is necessary, in the opinion of the Company, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner.  At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Company shall request, to establish the Optionee’s Holding Period.  As indicated above, an Optionee may deliver shares of Common Stock as part of the purchase price only if the Company, in its sole discretion agrees, on a case by case basis, to permit this form of payment.

            8.         Change in Stock, Adjustments, Etc.

                        In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise) then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be exchanged, provided, in the event that the Optionee is providing direct services to the Company at the time the shares are substituted, such shares shall constitute “service recipient stock” as that term is defined by the IRS for purposes of Section 409A of the Code.  Any securities so substituted shall be subject to similar successive adjustments.

            In the event of any such changes or exchanges, (a) the number, or kind, or exercise price of the Option Shares or other securities that are then subject to an Option or Options granted pursuant to the Plan shall be deemed automatically adjusted in order to prevent dilution or enlargement of rights and (b) such adjustments shall be effective and binding for all purposes or the Plan.

9.         Nontransferability of Option.

            Except as herein provided, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or the Employee Retirement Income Security Act or rules promulgated thereunder; and no Option shall be subject to execution, attachment or similar process.  Any attempt to transfer an Option except as otherwise herein provided shall void the Option.  Notwithstanding anything herein to the contrary, an Option may be transferred to an immediate family member or a family trust if such transfer is then permitted by the rules adopted under Section 16(b) of the Securities Exchange Act of 1934, as amended.

10.       Rights as a Shareholder.

            No person shall have any rights as a shareholder with respect to any shares covered by an Option until that person becomes the holder of record of such shares and, except as provided in Section 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

11.       Securities Laws Requirements.

            No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended (“Securities Act”), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with.  Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

12.       Disposition of Shares.

           To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:  (a) that all Option Shares are being acquired solely for his/her own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he/she will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he/she is subject to the reporting requirements under Section 16(a) of the Exchange Act (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

13.       Effective Date of Plan; Termination Date of Plan.

The Plan shall be effective on the date of  the Plan has been approved by the Board of Directors and the shareholders of the Company and shall terminate at midnight on a date which is ten years after the effective date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates.  The Plan may be abandoned or terminated at any earlier time by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of California, except with respect to any Options then outstanding under the Plan.

14.       Withholding Taxes.

The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but riot limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares upon the exercise of any Option.

15.       Other Provisions.

The following provisions are also in effect under the Plan:

(a)     The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)  Any expenses of administering the plan shall be borne by the Company.

(c)       This Plan shall be construed to be in addition to any and all other compensation plans or programs.  The adoption of the Plan by the shareholders of the Company shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)    The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.

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